                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): April 19, 2005

                             PERFECTDATA CORPORATION
         -------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
         -------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

        0-12817                                   95-3087593
--------------------------        ----------------------------------------
(Commission File Number)            (I.R.S. Employer Identification No.)

1445 East Los Angeles Avenue, Simi Valley, CA                     93065
-----------------------------------------------                --------------
(Address of Principal Executive Offices)                        (Zip Code)

                                 (805) 581-4006
         -------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-d(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

Forward-Looking Statements

     This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the "Filings") contain or may contain forward-looking statements and information that are based upon beliefs of, and information currently available to, Registrant's management as well as estimates and assumptions made by Registrant's management. When used in the Filings the words "anticipate", "believe", "estimate", "expect", "future",
"intend", "plan" or the negative of these terms and similar expressions as they relate to Registrant or Registrant's management identify forward-looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors (including the risks contained in the section of this report entitled
"Risk Factors") relating to Registrant's industry, Registrant's operations and results of operations and any businesses that may be acquired by Registrant.
Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

     Although Registrant believes that the expectations reflected in the forward-looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results. The following discussion should be read in conjunction with Registrant's pro forma financial statements and the related notes that will be filed by Registrant no later than July 5, 2005, as described in Item 9 below.

                                       ii

                      INFORMATION TO BE INCLUDED IN REPORT

                SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

     On March 7, 2005, an Agreement and Plan of Merger, dated as of March 7,
2005 (the "Merger Agreement"), was executed and delivered by and among
PerfectData Corporation (the "Company"), PerfectData Acquisition Corporation, a
newly-formed, wholly-owned subsidiary of the Company ("Merger Sub") and Sona
Mobile, Inc. ("Sona"). A copy of the Merger Agreement (without exhibits and schedules) was previously filed as an Exhibit to a current report on Form 8-K filed by the Company on March 11, 2005. Under the Merger Agreement, Sona is to
merge with and into Merger Sub (the "Merger"). Merger Sub would be the surviving corporation and would change its name to Sona Mobile, Inc. ("New Sona"). In the
Merger, the shareholders of Sona (the "Sona Shareholders") would receive shares of the Company's Series A Convertible Preferred Stock, par value $.01 per share
(the "Series A Stock"), which would be convertible into shares of the Company's common stock, par value $.01 per share (the "Common Stock").

          (a) The Merger was consummated on April 19, 2005.

          (b) As a result of the Merger, New Sona, the wholly-owned subsidiary of the Company, acquired all of the assets of Sona. Such assets include: cash, accounts receivable, intangibles - principally rights to software, scientific development rights and equipment. Sona, which was incorporated in 2003 and which is headquartered in Toronto, Canada, develops and markets data applications for mobile devices in the wireless data market place that enable its customers to:
(1) receive streamed data real-time on a continuous basis; (2) execute secure transactions in real-time; (3) exchange data with corporate systems in real-time; and (4) integrate customers' in-house information with publicly available information of news services such as Telerate.

          (c) Sona was acquired from its shareholders - approximately 40 individuals and entities (the "Sona Shareholders") and, except for the Merger
Agreement itself, there was no material relationship between any of the Sona
Shareholders and the Company or any of its affiliates.

          (d) In the Merger, the Sona Shareholders received an aggregate of
539,733 shares of the Series A Stock, which are convertible into 25,397,414 shares Common Stock, representing approximately 76% of the Company's issued and outstanding shares on a fully diluted basis. Also in the Merger, 28,407 shares of Series A Stock, convertible into 1,336,706 shares of Common Stock and representing approximately 4% of the Company's issued and outstanding shares of
Common Stock on a fully diluted basis, was issued to Sona's M&A and financial advisor in connection with the Merger (the "Advisor").

     The former Sona Shareholders can increase their equity position in the
Company to 85% (including the shares issuable to the Advisor) if New Sona, on a consolidated basis, has (1) revenues of at least $3,000,000 and a gross profit margin of at least 50% for the fiscal year ending December 31, 2005 ("Fiscal
2005") or (2) Aggregate Revenues (as defined) of at least $12,000,000 and
Aggregate Gross Profit Margin (as defined) of at least 50% for Fiscal 2005 and the fiscal year ending December 31, 2006.

     A copy of the proposed Certificate of Designations, Preferences and Rights of the Series A Stock (the "Certificate of Designations") was previously filed as an Exhibit to a current report on Form 8-K filed by the Company on March 11,
2005. The Company's Certificate of Incorporation authorizes the Company to issue up to 2,000,000 shares of the Company's Preferred Stock, $.01 par value (the
"Preferred Stock"), and the Board of Directors has the authority, without further action by the holders of the outstanding shares of the Common Stock, to issue shares of the Preferred Stock from time to time in one or more classes or series, to fix the number of shares constituting any class or series and the stated value thereof, if different from the par value, and to fix the terms of any such series or class, including dividend rights, dividend rates, conversion or exchange rights, voting rights, rights and terms of redemption (including sinking fund provisions), the redemption price and the liquidation preference of such class or series.

     As set forth in the Certificate of Designations, the holders of the Series
A Stock would have, among others, the following rights in addition to conversion rights:

          1. Dividends - quarterly non-cumulative dividends at the rate of 6%
per annum when and if declared by the Company's Board of Directors out of funds legally available therefore;

          2. Liquidation preference per share - $5.72;

          3. Rank - senior to the Common Stock and any other class or series of the capital stock of the Company unless the holders of 50% or more of the then outstanding shares of the Series A Stock consent otherwise;

          4. Voting rights - (a) the holders vote, as a single class with the holders of the Common Stock, on all matters submitted to a vote of, or the consent of, the holders of the Common Stock, each holder of the Series A Stock to have that number of votes equal to the largest number of whole shares of the
Common Stock as to which such shares of the Series A Stock are then convertible, and (b) the holders vote as a separate class on any matter which could have an adverse effect on their shares or as to which their consent is necessary; and

          5. Mandatorily convertible - mandatorily convertible into shares of the Common Stock upon the earlier to occur of (a) the authorization of the
Company's stockholders to an amendment to the Company's Certificate of
Incorporation increasing the authorized shares of the Common Stock to such number as, at a minimum, would permit (i) the conversion of all the shares of the Series A Stock and (ii) the issuance of the Additional Shares or (b) the fifth anniversary of the Closing Date.

               (e) Not applicable.

ITEM 3.02. UNREGISTERED SALES OF EQUITY SECURITIES.

     As discussed above, in connection with the Merger, the Company issued a total of 568,140 shares of its Series A Stock to the Sona Shareholders and the
Advisor. These shares are convertible into 26,734,120 shares of Common Stock.

                                       2

     The Company relied upon Section 4(2) of the Securities Act for the offer and sale. It believed that Section 4(2) was available because the offer and sale did not involve a public offering and there was not general solicitation or general advertising involved in the offer or sale.

ITEM 5.01. CHANGES IN CONTROL OF REGISTRANT.

     As described above, on April 19, 2005, the Company issued 568,140 shares of its Series A Stock, which is convertible into 26,734,120 shares of its Common
Stock, representing approximately 80% of the total number of issued and outstanding shares of the Company on a fully diluted basis.

     Also, on April 19, 2005, in connection with the consummation of the Merger, the Chairman of the Board and Chief Executive Officer of the Company, Harris A.
Shapiro, resigned and three other members of its Board of Directors, Corey
Schlossman, Timothy Morgan and Tracie Savage, also resigned. The remaining director of the Company, Bryan Maizlish, appointed three new directors, Shawn
Kreloff, John Bush and Nicholas Glinsman, to fill the vacancies resulting from the resignations and the newly constituted board appointed the following new officers for the Company.

          Shawn Kreloff          -   Chairman of the Board
          John Bush              -   President and Chief Executive Officer
          Nicholas H. Glinsman   -   Secretary
          Lance Yu               -   Senior Vice President-Chief Technology
                                       Officer

     Irene J. Marino will continue, on an interim basis, in her capacity as
Chief Financial Officer of the Company.

     On March 31, 2005 the Company filed an information statement (the
"Information Statement") pursuant to Section 14(f) of the Securities Exchange
Act of 1934, as amended (the "Exchange Act"), and Rule 14(f) promulgated thereunder with respect to the Sona designees and mailed a copy of the
Information Statement to its stockholders on April 4, 2005.

SECURITY OWNERSHIP OF BENEFICIAL OWNERSHIP AND MANAGEMENT.

     The following table sets forth information as of the date hereof with respect to the beneficial ownership of the outstanding shares of the Company's
Common Stock immediately following the Merger (assuming conversion of the Series
A Stock by (i) each person known by the Company to beneficially own 5% or more of the outstanding shares; (ii) the Company's officers and directors; and (iii)
the Company's officers and directors as a group.

                                       3

                                               WITHOUT ADDITIONAL SHARES                  WITH ADDITIONAL SHARES (2)
                                        -----------------------------------------    --------------------------------------
                                                                                        NUMBER OF          PERCENTAGE OF
                                                                 PERCENTAGE OF          SHARES OF            SHARES OF
                                         NUMBER OF SHARES        COMMON STOCK          COMMON STOCK         COMMON STOCK
  NAME AND ADDRESS OF BENEFICIAL         OF COMMON STOCK         BENEFICIALLY          BENEFICIALLY         BENEFICIALLY
               OWNER                    BENEFICIALLY OWNED         OWNED(1)               OWNED                OWNED
------------------------------------    -------------------    ------------------    -----------------    -----------------

Shawn Kreloff(3)                            2,816,696                8.49%              4,052,088              9.15%
c/o Sona Mobile, Inc.
825 Third Avenue, 32nd Floor
New York, NY  10022

John Bush(4)                               6,096,723(5)             18.38%             8,770,724(4)            19.79%
c/o Sona Mobile, Inc.
825 Third Avenue, 32nd Floor
New York, NY  10022

Nicholas H. Glinsman(6)                     2,352,775                7.09%              3,384,684              7.64%
c/o Sona Mobile, Inc.
825 Third Avenue, 32nd Floor
New York, NY  10022

Irene J. Marino                             15,816(7)            Less than 1%             15,816            Less than 1%
c/o PerfectData Corporation
1445 East Los Angeles Avenue
Simi Valley, CA  93065

Bryan Maizlish(8)                           64,256(9)            Less than 1%           64,256(7)           Less than 1%
9705 Conestoga Way
Potomac, MD  20854

All directors and officers as a             11,346,266              34.15%              16,287,568             36.71
group
(5 in number)

Lohrey LLC                                  3,874,240               11.68%              5,573,468              12.58%
c/o Harlowe & Hitt LLP
One Tacoma Avenue North
Tacoma, WA  98403

-----------------------------
(1)  Effect is given, pursuant to Rule 13-d(1)(i) under the Exchange Act, to shares issuable upon the exercise of options or warrants currently exercisable or exercisable within 60 days of the date of this Report.

(2)  Reflects beneficial ownership if the former Sona Shareholders increases their equity position in the Company to 85% (including the shares issuable to the Advisor) in accordance with the Merger Agreement.

(3)  Mr. Kreloff became the Chairman of the Board and a director of the Company effective with the Merger.

(4)  Mr. Bush became the President, the Chief Executive Officer and a director of the Company effective with the Merger.

(5)  The shares of the PerfectData Common Stock reported in the table reflect
     (a) 6,018,296 shares owned by Mr. Bush and (b) 78,427 shares owned by his wife without the Additional Shares and (c) 8,657,899 shares owned by Mr.
     Bush and (d) 112,825 shares owned by his wife with the Additional Shares.

(6)  Mr. Glinsman became the Secretary and a director of the Company effective with the Merger.

(7)  The shares reported in the table reflect or include 12,500 shares issuable upon exercise of options under the PerfectData Option Plan. These options expire on April 19, 2008.

(8)  Mr. Maizlish continues to serve as a director of the Company.

(9)  The shares reported in the table reflect or include (a) 60,000 shares issuable upon the exercise of an option under the PerfectData Option Plan.
     All these options expire on April 19, 2008.

                                       E-1

ITEM 7.01. REGULATION FD DISCLOSURE.

     On April 20, 2005, the Company issued a press release announcing the consummation of the Merger. A copy of the press release is furnished and attached hereto as Exhibit 99.1 hereto and is incorporated herein by reference.

     In accordance with General Instruction B.2 of Form 8-K, the information in
Exhibit 99.1 attached hereto is being furnished and is not deemed to be "filed"
for purposes of Section 18 of the Securities exchange Act of 1934, as amended, and is not otherwise subject to the liabilities of that section. Accordingly, the information in Exhibit 99.1 attached hereto will not be incorporated by reference into any filing made by the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, unless specifically identified therein as being incorporated therein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Financial Statements of Businesses Acquired.

     As permitted by Item 9.01(a)(4) of Form 8-K, the Company will, if required, file the financial statements required by Item 9.01(a)(1) of Form 8-K pursuant to an amendment to this Form 8-K not later than seventy one (71) calendar days after the date this Form 8-K must be filed.

     (b) Pro Forma Financial Information.

     As permitted by Item 9.01(b)(2) of Form 8-K, the Company will, if required, file the financial statements required by Item 9.01(b)(1) of Form 8-K pursuant to an amendment to this Form 8-K not later than seventy one (71) calendar days after the date this Form 8-K must be filed.

     (c) Exhibits.

Number    Description of Exhibit
------    ----------------------
3(i)(1)   Certificate of Incorporation of the Company.(1)

3(i)(2)   Certificate of Designations, Preferences and Rights of Series A
          Preferred Stock.(2)

10.1      Agreement and Plan of Merger dated as of March 7, 2005 by and among the Company, Merger Sub and Sona.(2)

99.1      Press Release dated April 20, 2005.

------------------------
(1)  Filed by incorporation by reference to the Company's definitive Consent
     Solicitation Statement dated October 26, 2004 as filed on November 1, 2004.

(2)  Filed by incorporation by reference to the Company's report on Form 8-K filed March 11, 2005.

                                                                             E-2

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       PERFECTDATA CORPORATION
                                       -----------------------------------------
                                                      (Registrant)

Date:  April 22, 2005                  By: /s/ John Bush
                                           -------------------------------------
                                           John Bush
                                           President and Chief Executive Officer

                                                                             E-3